                        NEW ENGLAND ELECTRIC SYSTEM
                           (Parent Company Only)
                               Balance Sheet
                             At June 30, 1997
                                (Unaudited)
                                  ASSETS
                                  ------

                                                             (In Thousands)
Investments:
 Common stocks of subsidiaries, at equity                        $1,647,286
 Notes of subsidiaries                                               42,310
 Other investments                                                    3,886
                                                                 ----------
      Total investments                                           1,693,482
                                                                 ----------

Current assets:
 Cash                                                                    12
 Temporary cash investments - subsidiary company                      7,100
 Accounts receivable from subsidiaries                                  527
 Interest and dividends receivable of subsidiaries                   48,140
 Other current assets                                                    48
                                                                 ----------
      Total current assets                                           55,827
                                                                 ----------
Deferred federal income taxes                                         2,978
                                                                 ----------
                                                                 $1,752,287
                                                                 ==========

                      CAPITALIZATION AND LIABILITIES
                      ------------------------------

Common share equity:
 Common shares, par value $1 per share:
   Authorized - 150,000,000 shares
   Issued     -  64,969,652 shares                               $   64,969
 Paid-in capital                                                    736,567
 Retained earnings (including $643,084,000 of
   undistributed subsidiary earnings)                               904,826
                                                                 ----------
      Total common share equity                                   1,706,362
                                                                 ----------


Current liabilities:
 Accounts payable (including $2,000 to subsidiaries)                  2,489
 Other accrued expenses                                               1,538
 Dividends payable                                                   34,403
                                                                 ----------
      Total current liabilities                                      38,430
                                                                 ----------
Other reserves and deferred credits                                   7,495
                                                                 ----------
                                                                 $1,752,287
                                                                 ==========

               NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES
                        Consolidated Balance Sheet
                             At June 30, 1997
                                (Unaudited)

                                  ASSETS
                                  ------
                                                           (In Thousands)
Utility plant, at original cost                               $5,783,877
  Less accumulated provisions for depreciation and amortization       1,921,852
                                                              ----------
                                                               3,862,025
Construction work in progress                                     50,178
                                                              ----------
       Net utility plant                                       3,912,203
                                                              ----------
Oil and gas properties, at full cost                           1,291,288
  Less accumulated provision for amortization                  1,114,345
                                                              ----------
       Net oil and gas properties                                176,943
                                                              ----------
Investments:
  Nuclear power companies, at equity                              49,464
  Other subsidiaries, at equity                                   43,213
  Other investments                                              103,101
                                                              ----------
       Total investments                                         195,778
                                                              ----------
Current assets:
  Cash                                                             3,955
  Accounts receivable, less reserves of $20,793,000              229,588
  Unbilled revenues                                               63,100
  Fuel, materials, and supplies, at average cost                  80,362
  Prepaid and other current assets                                78,209
                                                              ----------
       Total current assets                                      455,214
                                                              ----------
Deferred charges and other assets                                403,566
                                                              ----------
                                                              $5,143,704
                                                              ==========
                      CAPITALIZATION AND LIABILITIES
                      ------------------------------
Capitalization:
  Common share equity:
   Common shares, par value $1 per share:
     Authorized - 150,000,000 shares
     Outstanding - 64,969,652 shares                          $   64,970
  Paid-in capital                                                736,773
  Retained earnings                                              904,825
  Treasury stock - 149,238 shares                                 (5,185)
  Unrealized gain on securities, net                               2,684
                                                              ----------
       Total common share equity                               1,704,067

  Minority interests in consolidated subsidiaries                 46,195
  Cumulative preferred stock of subsidiaries                     126,166
  Long-term debt                                               1,484,542
                                                              ----------
       Total capitalization                                    3,360,970
                                                              ----------
Current liabilities:
  Long-term debt due within one year                             104,710
  Short-term debt                                                170,825
  Accounts payable                                               127,793
  Accrued taxes                                                   25,357
  Accrued interest                                                24,632
  Dividends payable                                               37,350
  Other current liabilities                                      132,434
                                                              ----------
       Total current liabilities                                 623,101
                                                              ----------
Deferred federal and state income taxes                          724,712
Unamortized investment tax credits                                90,728
Other reserves and deferred credits                              344,193
                                                              ----------
                                                              $5,143,704
                                                              ==========

                     GRANITE STATE ELECTRIC COMPANY
                              Balance Sheet
                            At June 30, 1997
                               (Unaudited)
                                 ASSETS
                                 ------
                                                      (In Thousands)
Utility plant, at original cost                             $68,374
 Less accumulated provisions for depreciation                19,841
                                                                       -------
                                                                        48,533
Construction work in progress                                   288
                                                                       -------
  Net utility plant                                          48,821
                                                                       -------
Current assets:
 Cash                                                                      272
 Accounts receivable:
  From sales of electric energy                               5,021
  Other                                                          12
    Less reserves for doubtful accounts                         304
                                                                       -------
                                                                         4,729
 Materials and supplies, at average cost                        386
 Prepaid and other current assets                               827
                                                                       -------
    Total current assets                                      6,214
                                                                       -------
Deferred charges and other assets                             2,048
                                                                       -------
                                                                       $57,083
                                                                       =======

                     CAPITALIZATION AND LIABILITIES
                     ------------------------------
Capitalization:
 Common stock, par value $100 per share, authorized
  and outstanding 60,400 shares                             $ 6,040
 Other paid-in capital                                        4,000
 Retained earnings                                           10,075
                                                                       -------
    Total common equity                                      20,115
 Long-term notes                                             15,000
                                                                       -------
    Total capitalization                                     35,115
                                                                       -------
Current liabilities:
 Short-term debt to affiliates                                4,150
 Accounts payable (including $7,135,000 to affiliates)        7,282
 Accrued liabilities:
  Other accrued expenses                                      2,809
  Taxes                                                         206
 Customer deposits                                              579
 Dividends payable                                              242
                                                                       -------
    Total current liabilities                                15,268
                                                                       -------
Deferred federal income taxes                                 4,177
Unamortized investment tax credits                              931
Other reserves and deferred credits                           1,592
                                                                       -------
                                                                       $57,083
                                                                       =======

                     MASSACHUSETTS ELECTRIC COMPANY
                              Balance Sheet
                            At June 30, 1997
                               (Unaudited)
                                 ASSETS
                                 ------
                                                           (In Thousands)
Utility plant, at original cost                               $1,536,422
 Less accumulated provisions for depreciation                    446,458
                                                                             ----------
                                                                              1,089,964
Construction work in progress                                     17,608
                                                                             ----------
   Net utility plant                                           1,107,572
                                                                             ----------
Current assets:
 Cash                                                                   1,163
 Accounts receivable:
   From sales of electric energy                                 145,463
   Other (including $2,323,000 from affiliates)                    3,076
                                                                 Less reserves for doubtful accounts           14,539
                                                                             ----------
                                                                                134,000
 Unbilled revenues                                                46,284
 Materials and supplies, at average cost                           9,031
 Prepaid and other current assets                                 26,471
                                                                             ----------
                                                                 Total current assets                         216,949
                                                                             ----------
Deferred charges and other assets                                 51,047
                                                                             ----------
                                                                             $1,375,568
                                                                             ==========
                     CAPITALIZATION AND LIABILITIES
                     ------------------------------
Capitalization:
 Common stock, par value $25 per share, authorized
   and outstanding 2,398,111 shares                           $   59,953
 Premiums on capital stocks                                       45,862
 Other paid-in capital                                           155,310
 Retained earnings                                               171,581
                                                                             ----------
                                                                 Total common equity                          432,706
 Cumulative preferred stock                                       50,000
 Long-term debt                                                  333,415
                                                                             ----------
                                                                 Total capitalization                         816,121
                                                                             ----------
Current liabilities:
 Long-term debt due in one year                                   25,000
 Short-term debt (including $5,700,000 to affiliates)             30,125
 Accounts payable (including $164,905,000 to affiliates)         174,802
 Accrued liabilities:
   Taxes                                                           5,323
   Interest                                                        9,154
   Other accrued expenses                                         75,004
 Customer deposits                                                 4,413
 Dividends payable                                                 5,575
                                                                             ----------
                                                                 Total current liabilities                    329,396
                                                                             ----------
Deferred federal and state income taxes                          170,592
Unamortized investment tax credits                                16,015
Other reserves and deferred credits                               43,444
                                                                             ----------
                                                                             $1,375,568
                                                                             ==========

                        NANTUCKET ELECTRIC COMPANY
                               Balance Sheet
                             At June 30, 1997
                                (Unaudited)
                                  ASSETS
                                  ------
                                                               (In Thousands)
Utility plant, at original cost                                     $44,793
 Less accumulated provisions for depreciation                         9,681
                                                                    -------
                                                                     35,112
Construction work in progress                                           306
                                                                    -------
   Net utility plant                                                 35,418
                                                                    -------
Current assets:
 Cash and temporary cash investments                                     60
 Accounts receivable:
   From sales of electric energy                                      1,281
   Other (including $2,754,000 from affiliates)                       2,762
     Less reserves for doubtful accounts                                 66
                                                                    -------
                                                                      3,977
 Unbilled revenues                                                      584
 Fuel, materials and supplies, at average cost                          313
 Prepaid and other current assets                                       212
                                                                    -------
     Total current assets                                             5,146
                                                                    -------

Deferred charges and other assets                                     1,378
                                                                    -------
                                                                    $41,942
                                                                    =======

                      CAPITALIZATION AND LIABILITIES
                      ------------------------------
Capitalization:
 Common stock and related premiums, par value
  $1 per share, 1 share authorized and outstanding
 Other paid-in capital                                              $ 3,810
 Retained earnings                                                      599
                                                                    -------
     Total common equity                                              4,409
 Long-term debt                                                      30,530
                                                                    -------
     Total capitalization                                            34,939
                                                                    -------
Current liabilities:
 Long-term debt due within one year                                     770
 Short-term debt to affiliates                                          650
 Accounts payable (including $151,000 to affiliates)                    465
 Accrued liabilities:
   Taxes                                                                 55
   Interest                                                             886
   Other accrued expenses                                             2,441
 Customer deposits                                                       13
                                                                    -------
     Total current liabilities                                        5,280
                                                                    -------
Deferred federal and state income taxes                                 338
Unamortized investment tax credits                                      176
Other reserves and deferred credits                                   1,209
                                                                    -------
                                                                    $41,942
                                                                    =======

                     THE NARRAGANSETT ELECTRIC COMPANY
                               Balance Sheet
                             At June 30, 1997
                                (Unaudited)
                                  ASSETS
                                  ------                     (In Thousands)
Utility plant, at original cost                                 $750,188
 Less accumulated provisions for depreciation                    193,273
                                                                --------
                                                                 556,915
Construction work in progress                                      6,836
                                                                --------
   Net utility plant                                             563,751
                                                                --------
Current assets:
 Cash                                                              1,385
 Accounts receivable:
   From sales of electric energy                                  50,351
   Other (including $1,296,000 from affiliates)                    2,684
     Less reserves for doubtful accounts                           5,884
                                                                --------
                                                                  47,151
 Unbilled revenues                                                16,200
 Fuel, materials and supplies, at average cost                     4,208
 Prepaid and other current assets                                 16,551
                                                                --------
     Total current assets                                         85,495
                                                                --------
Deferred charges and other assets                                 54,672
                                                                --------
                                                                $703,918
                                                                ========
                      CAPITALIZATION AND LIABILITIES
                      ------------------------------
Capitalization:
 Common stock, par value $50 per share,
   authorized and outstanding 1,132,487 shares                  $ 56,624
 Premiums on preferred stocks                                        170
 Other paid-in capital                                            80,000
 Retained earnings                                               122,624
                                                                --------
     Total common equity                                         259,418
 Cumulative preferred stock                                       36,500
 Long-term debt                                                  173,574
                                                                --------
     Total capitalization                                        469,492
                                                                --------
Current liabilities:
 Long-term debt due in one year                                   12,500
 Short-term debt (including $5,725,000 to affiliates)             24,900
 Accounts payable (including $47,929,000 to affiliates)           51,729
 Accrued liabilities:
   Taxes                                                           4,788
   Interest                                                        4,919
   Other accrued expenses                                         18,521
 Customer deposits                                                 5,783
 Dividends payable                                                 6,198
                                                                --------
     Total current liabilities                                   129,338
                                                                --------
Deferred federal income taxes                                     81,191
Unamortized investment tax credits                                 7,270
Other reserves and deferred credits                               16,627
                                                                --------
                                                                $703,918
                                                                ========

                   NARRAGANSETT ENERGY RESOURCES COMPANY
                               Balance Sheet
                             At June 30, 1997
                                (Unaudited)
                                  ASSETS
                                  ------

                                                              (In Thousands)
Equity investments                                                  $35,917
                                                                    -------

Current assets:
   Cash                                                                  22
   Temporary cash investments - affiliated companies                    375
   Accounts receivable (including $23,000 from affiliates)               24
   Prepaids and other current assets                                    285
                                                                    -------
       Total current assets                                             706
                                                                    -------
   Deferred charges and other assets                                    563
                                                                    -------
                                                                    $37,186
                                                                    =======

                      CAPITALIZATION AND LIABILITIES
                      ------------------------------

Capitalization:
   Common stock and related premium, par value $1 per share,
     authorized 8,000 shares, outstanding 25 shares                 $    25
   Other paid-in capital                                                775
   Retained earnings                                                  2,316
                                                                    -------
       Total common equity                                            3,116
   Long-term debt                                                    27,680
                                                                    -------
       Total capitalization                                          30,796
                                                                    -------

Current liabilities:
   Long-term debt due in one year                                     1,920
   Accrued taxes                                                          1
   Accounts payable                                                       2
                                                                    -------
       Total current liabilities                                      1,923
                                                                    -------
Deferred federal income taxes                                         1,764
Unamortized investment tax credits                                    1,757
Other deferred credits                                                  946
                                                                    -------
                                                                    $37,186
                                                                    =======


             NEW ENGLAND ELECTRIC TRANSMISSION CORPORATION
                             Balance Sheet
                            At June 30, 1997
                              (Unaudited)
                                                        ASSETS
                                 ------
                                                        (In Thousands)
Utility plant, at original cost                              $91,168
 Less accumulated provisions for depreciation                 49,753
                                                             -------
   Net utility plant                                          41,415
                                                             -------

Current assets:
 Cash                                                             22
 Materials and supplies, at average cost                         124
 Other current assets                                              3
                                                             -------
     Total current assets                                        149
                                                             -------
Deferred charges and other assets                                362
                                                             -------
                                                             $41,926
                                                             =======

                     CAPITALIZATION AND LIABILITIES
                     ------------------------------
Capitalization:
 Common stock and related premium, par value $5 per share
   Authorized  - 300 shares
   Outstanding - 110 shares                                  $   110
 Other paid-in capital                                         2,640
 Retained earnings                                               267
                                                             -------
      Total common equity                                      3,017
 Long-term debt                                               18,748
                                                             -------
     Total capitalization                                     21,765
                                                             -------
Current liabilities:
 Long-term debt due within one year                            4,424
 Short-term debt to affiliates                                 1,850
 Accounts payable (including $153,000 to affiliates)             170
Accrued liabilities:
   Accrued taxes                                                 383
   Accrued interest                                               74
   Other accrued expenses                                         83
 Dividends payable                                               165
                                                             -------
     Total current liabilities                                 7,149
                                                             -------
Deferred federal and state income taxes                        8,360
Unamortized investment tax credits                             3,590
Other reserves and deferred credits                            1,062
                                                             -------
                                                             $41,926
                                                             =======

                    NEW ENGLAND ENERGY INCORPORATED
                              Balance Sheet
                            At June 30, 1997
                              (Unaudited)
                                 ASSETS
                                 ------

                                                            (In Thousands)
Current assets:
 Cash                                                          $      40
 Temporary cash investments - affiliated companies            3,650
 Accounts receivable from affiliates                         16,937
                                                              ----------
    Total current assets                                     20,627
                                                              ----------

Other assets                                                    396

Proved oil and gas properties, at full cost               1,289,933
Unproved properties                                           1,355
                                                              ----------
                                                               1,291,288
Less accumulated provision for amortization               1,114,345
                                                              ----------
    Net oil and gas properties                              176,943
                                                              ----------
                                                              $  197,966
                                                              ==========

              LIABILITIES AND PARENT COMPANY'S INVESTMENT
              --------------------------------------------

Current liabilities:
 Accounts payable                                        $    1,936
 Accrued taxes                                                9,626
 Accrued interest                                               256
                                                              ----------
    Total current liabilities                                11,818
                                                              ----------

Deferred income taxes                                        60,991
Deferred credits                                              2,203
Notes payable to banks under credit agreement               126,000

Parent company's investment:
 Common stock, par value $1 per share (authorized
  250,000 shares; outstanding 2,500 shares)                       2
 Paid-in capital                                                248
 Accumulated deficit                                        (25,412)
 Subordinated notes payable to parent                        22,116
                                                              ----------
    Total parent company's investment                        (3,046)
                                                              ----------
                                                                     $  197,966
                                                                     ==========

         NEW ENGLAND HYDRO-TRANSMISSION ELECTRIC COMPANY, INC.
                             Balance Sheet
                            At June 30, 1997
                              (Unaudited)
                                    ASSETS
                                 ------
                                                          (In Thousands)
Utility plant, at original cost                               $220,197
 Less accumulated provision for depreciation                    57,226
                                                              --------
      Net utility plant                                        162,971
                                                              --------

Current assets:
 Cash (including $5,150,000 with affiliated companies)           5,174
 Accounts receivable (including $665,000 from affiliates)          888
 Materials and supplies, at average cost                         1,500
 Other current assets                                              218
                                                              --------
      Total current assets                                       7,780
                                                              --------
Investment in New England Hydro Finance
 Company, Inc., at cost                                              5
Deferred charges                                                 8,041
                                                              --------
                                                              $178,797
                                                              ========

                     CAPITALIZATION AND LIABILITIES
                     ------------------------------
Capitalization:
 Common stock and related premium, par value $1 per share,
   Authorized  - Class A - 13,705,000 shares,
               - Class B -    295,000 shares
   Outstanding - Class A -  3,737,972 shares,
              - Class B -    262,028 shares                   $ 40,000
 Other paid-in capital                                          16,385
 Retained earnings                                                 418
                                                              --------
                                                               Total common equity                        56,803
 Long-term debt - affiliated company                            81,090
                                                              --------
      Total capitalization                                     137,893
                                                              --------
Current liabilities:
 Long-term debt due in one year - affiliated company             6,960
 Accounts payable (including $1,378,000 to affiliates)           1,704
 Accrued liabilities:
   Interest - affiliated company                                   337
   Taxes                                                            30
 Dividends payable                                               1,948
                                                              --------
      Total current liabilities                                 10,979
                                                              --------

Deferred federal and state income taxes                         23,323
Unamortized investment tax credits                               6,602
                                                              --------
                                                              $178,797
                                                              ========


               NEW ENGLAND HYDRO-TRANSMISSION CORPORATION
                             Balance Sheet
                            At June 30, 1997
                              (Unaudited)
                                 ASSETS
                                 ------
                                                        (In Thousands)
Utility plant, at original cost                               $175,056
 Less accumulated provision for depreciation                    37,886
                                                              --------
      Net utility plant                                        137,170
                                                              --------

Current assets:
 Cash (including $750,000 with affiliated companies)               763
 Accounts receivable (including $1,355,000 from affiliates)      1,368
 Materials and supplies, at average cost                            80
 Other current assets                                               39
                                                              --------
      Total current assets                                       2,250
                                                              --------
Investment in New England Hydro Finance
 Company, Inc., at cost                                              5
Deferred charges                                                 6,705
                                                              --------
                                                              $146,130
                                                              ========

                     CAPITALIZATION AND LIABILITIES
                     ------------------------------
Capitalization:
 Common stock and related premium, par value $5 per share
   Authorized  - Class A - 88,000 shares
               - Class B -  2,000 shares
   Outstanding - Class A - 20,092 shares
              - Class B -  1,408 shares                       $ 19,700
 Other paid-in capital                                          16,230
 Retained earnings                                                 465
                                                              --------
                                                               Total common equity        36,395
 Long-term debt - affiliated company                            49,640
                                                              --------
      Total capitalization                                      86,035
                                                              --------
Current liabilities:
 Long-term debt due in one year - affiliated company             4,560
 Accounts payable (including $909,000 to affiliates)               944
 Accrued liabilities:
   Interest - affiliated company                                   207
   Taxes                                                           752
   Other accrued expenses                                        1,772
 Dividends payable                                               1,439
                                                              --------
      Total current liabilities                                  9,674
                                                              --------
Deferred federal and state income taxes                         19,036
Unamortized investment tax credits                               3,504
Obligation under capital lease excluding current portion        27,881
                                                              --------
                                                              $146,130
                                                              ========

                       NEW ENGLAND POWER COMPANY
                             Balance Sheet
                            At June 30, 1997
                              (Unaudited)
                                 ASSETS
                                 ------
                                                            (In Thousands)
Utility plant, at original cost                                  $3,033,643
 Less accumulated provisions for depreciation and amortization    1,157,488
                                                                           ----------
                                                                            1,876,155
Construction work in progress                                        25,142
                                                                           ----------
                                                                    Net utility plant                1,901,297
                                                                           ----------
Investments:
 Nuclear power companies, at equity                                  49,464
 Non-utility property and other investments                          30,783
                                                                           ----------
                                                                    Total investments                   80,247
                                                                           ----------
Current assets:
 Cash                                                                             738
 Accounts receivable:
   Affiliated companies                                             219,936
   Accrued NEEI revenues                                             16,888
   Others                                                            26,984
 Fuel, materials, and supplies, at average cost                      64,817
 Prepaid and other current assets                                    23,059
                                                                           ----------
                                                                    Total current assets               352,422
                                                                           ----------
Deferred charges and other assets                                   294,456
                                                                           ----------
                                                                           $2,628,422
                                                                           ==========
                     CAPITALIZATION AND LIABILITIES
                     ------------------------------
Capitalization:
 Common stock, par value $20 per share,
   authorized and outstanding 6,449,896 shares                   $  128,998
 Premiums on capital stocks                                          86,779
 Other paid-in capital                                              289,818
 Retained earnings                                                  392,534
                                                                           ----------
                                                                    Total common equity                898,129
 Cumulative preferred stock, par value $100 per share                39,666
 Long-term debt                                                     647,613
                                                                           ----------
                                                                    Total capitalization             1,585,408
                                                                           ----------
Current liabilities:
 Long-term debt due in one year                                      53,000
 Short-term debt (including $5,700,000 to affiliates)               132,925
 Accounts payable (including $22,331,000 to affiliates)             124,953
 Accrued liabilities:
   Taxes                                                              1,719
   Interest                                                           8,760
   Other accrued expenses                                            12,991
 Dividends payable                                                   35,474
                                                                           ----------
                                                                    Total current liabilities          369,822
                                                                           ----------
Deferred federal and state income taxes                             378,083
Unamortized investment tax credits                                   54,475
Other reserves and deferred credits                                 240,634
                                                                           ----------
                                                                           $2,628,422
                                                                           ==========

                   NEW ENGLAND POWER SERVICE COMPANY
                             Balance Sheet
                            At June 30, 1997
                              (Unaudited)
                                 ASSETS
                                 ------

                                                               (In Thousands)
Property under capital leases                                        $11,019

Other service company property                                           138
  Less accumulated provisions for depreciation                           138
                                                                     -------
        Net service company property                                       -
                                                                     -------

Investments                                                           53,192

Current assets:
  Cash                                                                    68
  Temporary cash investments                                           6,750
  Accounts receivable (including $36,000 from affiliates)                184
  Miscellaneous current and accrued assets                            11,187
                                                                     -------
        Total current assets                                          18,189
                                                                     -------

Deferred federal income taxes                                         11,846
Miscellaneous deferred debits                                            167
                                                                     -------
                                                                     $94,413
                                                                     =======

                     CAPITALIZATION AND LIABILITIES
                     ------------------------------

Capitalization:
  Common stock, par value $25 per share
   authorized 4,000 shares, outstanding 3 shares
  Miscellaneous paid-in capital                                      $16,350
  Retained earnings                                                      920
                                                                     -------
        Total capitalization                                          17,270
                                                                     -------
Current liabilities:
  Accounts payable to associated companies                             1,252
  Other accounts payable                                               6,269
  Miscellaneous current and accrued liabilities                       14,276
                                                                     -------
        Total current liabilities                                     21,797
                                                                     -------
Other reserves and deferred credits                                   55,346
                                                                     -------
                                                                     $94,413
                                                                     =======